SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

[Amendment No. ]

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MOODY’S CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MOODY’S CORPORATION

7 World Trade Center

250 Greenwich Street

New York, New York 10007

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, APRIL 21, 2020

The following Notice relates to the Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of Moody’s Corporation (the “Company”), dated March 11, 2020, provided to stockholders of the Company in connection with the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, April 21, 2020. As described below, the Annual Meeting will now be held in a virtual format only. In addition, on April 9, 2020, the Company issued the following press release related to the change to a virtual format.

This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 9, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE TO VIRTUAL MEETING FORMAT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 21, 2020

To the Stockholders of MOODY’S CORPORATION:

Due to public health considerations arising from the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders and employees, NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders of Moody’s Corporation (the “Company”) will be held solely by means of remote communication, in a virtual format only. As previously announced, the Annual Meeting will be held on Tuesday, April 21, 2020 at 9:30 a.m., EDT. Stockholders will not be able to attend the Annual Meeting in person.

The items of business are the same as set forth in the Notice of 2020 Annual Meeting of Stockholders and Proxy Statement dated March 11, 2020 previously made available to stockholders entitled to vote at the Annual Meeting, as follows:

1.	To elect the nine director nominees named in the Proxy Statement to serve a one-year term;

2.	To amend the Moody’s Corporation Restated Certificate of Incorporation to remove supermajority voting standards applicable to the following actions:

a.	Future amendments to certain provisions of the Restated Certificate of Incorporation and the By-Laws;

b.	Removing directors from office; and

c.	Filling vacancies and newly created directorships at certain special meetings called pursuant to the Delaware General Corporation Law;

3.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year 2020;

4.	To vote on an advisory resolution approving executive compensation; and

5.	To transact such other business as may properly come before the meeting.

Our decision to hold the Annual Meeting in a virtual format relates only to the 2020 Annual Meeting. We have designed the format of the Annual Meeting to provide stockholders the same ability to participate that they would have at an in-person meeting.

As described in the proxy materials for the Annual Meeting that we previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on February 24, 2020, the record date. Stockholders may vote in advance of the Annual Meeting at www.proxyvote.com. To attend the Annual Meeting, you must go to the meeting website at www.virtualshareholdermeeting.com/MCO2020 and enter the control number found on your proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials you previously received. Once admitted, during the Annual Meeting, you may vote, submit questions and view the list of stockholders entitled to vote at the Annual Meeting by following the instructions available on the meeting website. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by using one of the methods described in the proxy materials for the Annual Meeting. If you have already voted, you do not need to vote again. The proxy card or voting instruction card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

Rules for the conduct of the Annual Meeting will be available on the meeting website. In addition, for information about how to view the rules and the list of stockholders entitled to vote at the Annual Meeting during the ten days preceding the Annual Meeting, please visit our Company’s website at moodys.com under the headings “About Us – Investor Relations – Corporate Governance.”

If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page at www.virtualshareholdermeeting.com/MCO2020.

By Order of the Board of Directors,

Raymond W. McDaniel, Jr. President and Chief Executive Officer

April 9, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 2020: The materials for the Annual Meeting on April 21, 2020 at 9:30 a.m. EDT will be available at www.virtualshareholdermeeting.com/MCO2020. The proxy statement and Annual Report also are available on the Company’s website at moodys.com under the headings “About Us—Investor Relations”. Additionally, you may access our proxy materials at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site.

Moody’s Corporation Provides Additional Information About Its 2020 Annual Meeting of Stockholders Due to Coronavirus Precautions

NEW YORK—(BUSINESS WIRE)—April 9, 2020—Moody’s Corporation (NYSE: MCO) today announced that due to public health considerations arising from the coronavirus outbreak (COVID-19) and to support the health and well-being of its stockholders and employees, the format of the Annual Meeting has been changed and now will be held solely by means of remote communication, in a virtual format. As previously announced, the Annual Meeting will be held on Tuesday, April 21, 2020 at 9:30 a.m. EDT. The items of business are the same as previously announced. Stockholders will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting previously distributed, stockholders as of the close of business on February 24, 2020, the record date, are entitled to participate in and vote at the Annual Meeting. To attend the Annual Meeting at www.virtualshareholdermeeting.com/MCO2020, stockholders entitled to vote at the Annual Meeting must enter the control number found on their proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials that was previously made available.

The meeting’s virtual format will provide stockholders the ability to participate and ask questions during the meeting. Stockholders may vote in advance of the Annual Meeting at www.proxyvote.com and may vote during the Annual Meeting by following the instructions available on the meeting website at www.virtualshareholdermeeting.com/MCO2020. Whether or not they plan to attend the Annual Meeting, we urge all stockholders to vote in advance of the meeting by using one of the methods described in the proxy materials for the Annual Meeting. The proxy card or voting instruction card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. Further information is set forth in materials that Moody’s will file today with the Securities and Exchange Commission.

ABOUT MOODY’S CORPORATION

Moody’s (NYSE:MCO) is a global integrated risk assessment firm that empowers organizations to make better decisions. Our data, analytical solutions and insights help decision-makers identify opportunities and manage the risks of doing business with others. We believe that greater transparency, more informed decisions, and fair access to information open the door to shared progress. With over 11,000 employees in more than 40 countries, Moody’s combines international presence with local expertise and over a century of experience in financial markets. Learn more at moodys.com/about.